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                                                                    EXHIBIT 23.1

              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 25, 1999 in Amendment No. 2 to the Registration Statement (Form SB-2) and related Prospectus of UroGen Corp. for the registration of 4,339,977 shares of its common stock.

                                                 /s/ ERNST & YOUNG LLP
San Diego, California

December 14, 1999